                                                                    Exhibit 99.1

OPINION RESEARCH CORPORATION

FOR IMMEDIATE RELEASE

Company Contact:
Douglas L. Cox
Executive Vice President
Chief Financial Officer
Opinion Research Corporation
609-452-5274

                   OPINION RESEARCH REPORTS RESULTS FOR 2005
                   -----------------------------------------

PRINCETON, N.J. -- MARCH 2, 2006 -- Opinion Research Corporation (NASDAQ: ORCI), today announced financial results for the fourth quarter and the year ended December 31, 2005.

Revenues for the full year 2005 were $190 million, an increase of 6% from $179 million in 2004. Income from continuing operations was $1.6 million, as compared to $1.5 million in 2004.

As previously announced, effective December 31, 2005, our teleservices segment was sold and we are in the process of closing certain non-strategic market research operations. The results of these units are reported as discontinued operations.

REVENUES

Social research revenues in 2005 were $138 million, increasing 7% from $128 million in 2004. Market research revenues totaled $52 million as compared to $51 million in 2004, an increase of 3%.

Revenues for the last quarter of 2005 were $48.4 million, increasing 6% from $45.6 million in the prior year's fourth quarter. Social research revenues were $33.7 million, an increase of 4%, as compared to $32.3 million in last year's fourth quarter. Market research revenues totaled $14.7 million, increasing 11% from $13.3 million in the prior year's fourth quarter.

INCOME FROM CONTINUING OPERATIONS

Income from continuing operations was $1.6 million in 2005 as compared to $1.5 million in 2004. Income from continuing operations in both years was reduced by refinancing related loan
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fee write-offs and in 2005 by the write-off of the costs of an abandoned equity offering, which together totaled $1.6 million in both years.

Income from continuing operations was $266,000 for the fourth quarter as compared to $580,000 in the prior year's fourth quarter. A principal reason for the lower results in the quarter was the interest on subordinated debt issued in July, 2005, offset in part with interest savings from the 2005 refinancing and debt repayments.

DISCONTINUED OPERATIONS

The loss from discontinued operations was $6.2 million in 2005 versus income of $911,000 in 2004. The loss from discontinued operations was $1.6 million in the fourth quarter versus income of $144,000 in the prior year's fourth quarter. The results in 2005 included a loss from the disposition of the discontinued operations in the fourth quarter and a goodwill impairment charge in the third quarter that impacted income by $1.1 million and $3.6 million respectively. Both of these items relate to the teleservices segment.

INCOME PER COMMON SHARE

Including a charge of $1.66 per diluted share for the previously reported redemption of the LLR interests and including a charge of $0.28 for the refinancing and equity offering write-offs discussed above, loss from continuing operations for the full year was $1.39 per diluted share as compared to income of $0.24 per diluted share in 2004, which includes a charge of $0.25 for the refinancing write-offs discussed above. See the following table:

                                                                  2004      2005
                                                                 ------    ------
Diluted earnings per share:
    Income (loss) from continuing operations                     $0.24     $(1.39)
Income (loss) from continuing operations includes:
    Redemption of LLR interests                                    -       $(1.66)
    Refinancing and equity offering charges                     $(0.25)    $(0.28)

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Loss from discontinued operations for 2005 was $1.03 per diluted share as compared to income of $0.14 per diluted share in 2004. Net loss per diluted share for 2005 was $2.42 as compared to net income per diluted share of $0.38 in 2004.

Income from continuing operations for the fourth quarter was $0.05 per diluted share as compared to $0.09 per diluted share in the prior years' fourth quarter.

Loss from discontinued operations for the quarter was $0.30 per diluted share as compared to income of $0.02 per diluted share in the fourth quarter of 2004. Net loss per diluted share for the fourth quarter was $0.25 as compared to net income per diluted share of $0.11 in the prior years' fourth quarter.

BUSINESS OUTLOOK

Summarizing the year's results, Chairman and CEO John F. Short said, "Our results in 2005 reflect the strength of our social research business and the continued improvement in our commercial market research business. Given the pressures on the U.S. federal government's budget, we are cautious in our outlook for 2006 and expect revenues to increase modestly over 2005. We expect earnings improvement as our efforts to turn around the commercial market research business continue to deliver results."

CONFERENCE CALL

Chairman and Chief Executive Officer John F. Short and Chief Financial Officer Douglas L. Cox will conduct an investor conference call at 10:00 a.m. (EST) on Thursday, March 2. The dial-in number for the live conference call will be (800) 706-7745 or (617) 614-3472 outside the U.S. and Canada and enter conference passcode 81966397. There will be a live web cast of the conference call over the investor relations page of the company's Web site at www.opinionresearch.com as well as at www.fulldisclosure.com.


For those who cannot listen to the live broadcast, an audio replay of the call will be available on the above web sites for 30 days. A telephone replay of the call will also be available from 12:00 p.m. on March 2 until 11:59 p.m. on March
28. To listen to the telephone replay dial (888) 286-8010 or (617) 801-6888 outside the U.S. and Canada and enter conference passcode 66437950.

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ABOUT OPINION RESEARCH CORPORATION

Founded in 1938, Opinion Research Corporation provides commercial market research, health and demographic research for government agencies, information services and consulting. The company is a pioneering leader in the science of market and social research and has built an international organization to support market intelligence in both public and commercial markets. Further information is available at http://www.opinionresearch.com.

FORWARD-LOOKING STATEMENTS

This press release contains, within the meaning of the safe harbor provision of the Private Securities Litigation Reform Act of 1995, forward-looking statements that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and therefore actual results may materially differ. The Company disclaims any obligation to update any forward-looking statements whether as a result of new information, future events, or otherwise. Important factors and risks that may affect future results are described in the Company's filings with the Securities and Exchange Commission, copies of which are available upon request from the Company.

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                  OPINION RESEARCH CORPORATION AND SUBSIDIARIES
                        Consolidated Statements of Income
               (in thousands, except share and per share amounts)

----------------------------------------------------------------------------------------------------------------------------------
                                                                          For The Three Months                 For The Year
                                                                           Ended December 31,               Ended December 31,
                                                                         2004             2005            2004             2005
                                                                      -----------      -----------     -----------      ----------
Revenues                                                              $   45,605       $   48,410      $  178,967       $  190,192
Cost of revenues (exclusive of depreciation)                              34,629           35,857         130,905          138,637
                                                                      ----------       ----------      ----------       ----------
  Gross profit                                                            10,976           12,553          48,062           51,555

Selling, general and administrative expenses                               8,208            9,526          34,513           36,827
Depreciation and amortization                                                815            1,113           3,073            3,584
                                                                      ----------       ----------      ----------       ----------
  Operating income                                                         1,953            1,914          10,476           11,144

Interest and other non-operating expenses, net                             1,113            1,625           7,390            7,587
                                                                      ----------       ----------      ----------       ----------
Income before provision for income taxes                                     840              289           3,086            3,557

Provision (benefit) for income taxes                                         260               23           1,571            1,919
                                                                      ----------       ----------      ----------       ----------
Income (loss) from continuing operations                                     580              266           1,515            1,638
                                                                      ----------       ----------      ----------       ----------

Discontinued Operations
  Income (loss) from discontinued operations,
    net of tax benefit                                                       144             (538)            911           (5,081)

  Income (loss) on disposal of segment, net of tax benefit                     -           (1,077)              -           (1,077)
                                                                      ----------       ----------      ----------       ----------
                                                                             144           (1,615)            911           (6,158)
                                                                      ----------       ----------      ----------       ----------
Net income (loss)                                                     $      724       $   (1,349)     $    2,426       $   (4,520)
                                                                      ==========       ==========      ==========       ==========


Repurchased LLR interests                                                      -                -               -           (9,904)
                                                                      ----------       ----------      ----------       ----------
Net income (loss) available to common shareholders                    $      724       $   (1,349)      $   2,426       $  (14,424)
                                                                      ==========       ==========      ==========       ==========

Basic earnings per share
Income (loss) from continuing operations                              $     0.09       $     0.05      $     0.24       $    (1.39)
                                                                      ----------       ----------      ----------       ----------
Income (loss) from discontinued operations                            $     0.02       $    (0.30)     $     0.15       $    (1.03)
                                                                      ----------       ----------      ----------       ----------
Net income (loss) available to common shareholders                    $     0.11       $    (0.25)     $     0.39       $    (2.42)
                                                                      ==========       ==========      ==========       ==========

Diluted earnings per share
Income (loss) from continuing operations                              $     0.09       $     0.05      $     0.24       $    (1.39)
                                                                      ----------       ----------      ----------       ----------
Income (loss) from discontinued operations                            $     0.02       $    (0.30)     $     0.14       $    (1.03)
                                                                      ----------       ----------      ----------       ----------
Net income (loss) available to common shareholders                    $     0.11       $    (0.25)     $     0.38       $    (2.42)
                                                                      ==========       ==========      ==========       ==========

Weighted average shares outstanding:
  Basic                                                                6,337,502        5,351,858       6,254,517        5,955,163
  Diluted                                                              6,480,303        5,451,506       6,445,301        5,955,163
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
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                  OPINION RESEARCH CORPORATION AND SUBSIDIARIES
                           Consolidated Balance Sheets
                                 (in thousands)

-----------------------------------------------------------------------------------------
                                                                  31-DEC-04     31-DEC-05
                                                                  ---------     ---------
ASSETS

Current assets:

  Cash and equivalents                                            $   419         $     -
  Accounts receivable                                              24,017          26,959
    Allowance for doubtful accounts                                   (86)            (58)
  Unbilled services                                                17,556          17,600
  Prepaid expenses and other current assets                         3,517           2,291
  Assets of discontinued operations                                 2,610             505
                                                                  -------         -------
Total current assets                                               48,033          47,297

Non-current assets:
  Fixed assets, net of depreciation                                 7,875           8,833
  Goodwill                                                         27,218          26,903
  Other intangibles, net of amortization                              421             224
  Other non-current assets                                          4,051           8,699
  Assets of discontinued operations                                10,085             212
                                                                  -------         -------
Total non-current assets                                           49,650          44,871
                                                                  -------         -------

TOTAL ASSETS                                                      $97,683         $92,168
                                                                  =======         =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

  Accounts payable                                                $ 5,794         $ 6,270
  Accrued expenses                                                  8,499          11,705
  Deferred revenues                                                 4,265           4,156
  Short-term borrowings                                             2,000           3,000
  Other current liabilities                                         2,744           3,199
  Liabilities of discontinued operations                            1,310             586
                                                                  -------         -------
Total current liabilities                                          24,612          28,916

Long-term borrowings                                               40,286          55,321
Other liabilities                                                   1,390           1,671
Liabilities of discontinued operations                                152               -

Redeemable equity                                                   8,900               -

Total stockholders' equity                                         22,343           6,260
                                                                  -------         -------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $97,683         $92,168
                                                                  =======         =======
-----------------------------------------------------------------------------------------

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                  OPINION RESEARCH CORPORATION AND SUBSIDIARIES
                               Segment Information
                                 (in thousands)

------------------------------------------------------------------------------------------------------------------------------------

                                                             US Market     UK Market    Social      Total
                                                              Research     Research    Research    Segments     Other   Consolidated
                                                             ---------    ----------  ---------   ---------    -------  ------------
Three months ended December 31, 2004:
------------------------------------

Revenues from external customers                               $ 6,346     $ 6,264    $ 32,341     $ 44,951    $  654    $ 45,605
Operating income (loss)                                         (1,624)        240       3,329        1,945         8       1,953
Interest and other non-operating expenses, net                                                                              1,113
Income (loss) before provision (benefit) for income taxes                                                                     840
Provision (benefit) for income taxes                                                                                          260
Income (loss) from continuing operations                                                                                 $    580


Three months ended December 31, 2005:
------------------------------------

Revenues from external customers                               $ 8,503     $ 6,081    $ 33,709     $ 48,293    $  117    $ 48,410
Operating income (loss)                                           (668)       (109)      2,813        2,036      (122)      1,914
Interest and other non-operating expenses, net                                                                              1,625
Income (loss) before provision (benefit) for income taxes                                                                     289
Provision (benefit) for income taxes                                                                                           23
Income (loss) from continuing operations                                                                                 $    266


Year ended December 31, 2004:
----------------------------

Revenues from external customers                               $25,969     $22,945    $128,238     $177,152    $1,815    $178,967
Operating income (loss)                                         (3,544)        588      13,433       10,477        (1)     10,476
Interest and other non-operating expenses, net                                                                              7,390
Income (loss) before provision (benefit) for income taxes                                                                   3,086
Provision (benefit) for income taxes                                                                                        1,571
Income (loss) from continuing operations                                                                                 $  1,515

Year ended December 31, 2005:
----------------------------

Revenues from external customers                               $27,769     $23,317    $137,823     $188,909    $1,283    $190,192
Operating income (loss)                                         (2,058)        175      13,467       11,584      (440)     11,144
Interest and other non-operating expenses, net                                                                              7,587
Income (loss) before provision (benefit) for income taxes                                                                   3,557
Provision (benefit) for income taxes                                                                                        1,919
Income (loss) from continuing operations                                                                                 $  1,638
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